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Athene Investor Update: Considerations in the Current Market Environment

March 25, 2020



ATHENE Driven to do more.

Disclaimer

This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any security of Athene Holding Ltd. ("Athene").

Certain information contained herein and certain oral statements made in reference thereto may be "forward-looking" in nature. These statements include, but are not limited to, the effects of the spread of the COVID-19 virus on economic conditions and the financial markets and the resulting effects on Athene's investment portfolio, price of its common shares and potential policyholder claims; expected future operating results; liquidity and capital resources; inorganic growth opportunities; expected future share repurchase activity and the other non-historical statements. These forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words "believe," "anticipate," "estimate," "expect," "intend," "will," and "should" and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. These statements are subject to certain risks, uncertainties and assumptions, including but not limited to the effects of the spread of the COVID-19 virus on economic conditions and the financial markets and the resulting effects on its investment portfolio, liquidity, deployable capital, financial results, risk based capital ratios, policyholder behavior and price of its common shares. For a discussion of the other risks and uncertainties related to Athene's forward-looking statements, see its annual report on Form 10-K for the year ended December 31, 2019 and its other SEC filings, which can be found at the SEC's website www.sec.gov. Due to these various risks, uncertainties and assumptions, actual events or results or Athene's actual performance may differ materially from that reflected or contemplated in such forward-looking statements. Athene undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

Information contained herein may include information respecting prior performance of Athene. Information respecting prior performance, while a useful tool, is not necessarily indicative of actual results to be achieved in the future, which is dependent upon many factors, many of which are beyond Athene's control. The information contained herein is not a guarantee of future performance by Athene, and actual outcomes and results may differ materially from any historic, pro forma or projected financial results indicated herein. Certain of the financial information contained herein is unaudited or based on the application of non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP. Furthermore, certain financial information is based on estimates of management. These estimates, which are based on the reasonable expectations of management, are subject to change and there can be no assurance that they will prove to be correct, particularly because of the heightened uncertainty in the global financial markets and on our business from the effects of the spread of the COVID-19 virus. The information contained herein does not purport to be all-inclusive or contain all information that an evaluator may require in order to properly evaluate the business, prospects or value of Athene. Athene does not have any obligation to update this presentation and the information may change at any time without notice.

Certain of the information used in preparing this presentation was obtained from third parties or public sources. No representation or warranty, express or implied, is made or given by or on behalf of Athene or any other person as to the accuracy, completeness or fairness of such information, and no responsibility or liability is accepted for any such information.

This document is not intended to be, nor should it be construed or used as, financial, legal, tax, insurance or investment advice. There can be no assurance that Athene will achieve its objectives. Past performance is not indicative of future success.

All information is as of the dates indicated herein.

Athene is Prepared For Dislocation

We have proactively strengthened our excess capital and liquidity over the past year

As Market Spreads Widen…


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
CBOE VIX (lhs)
ICE BofA US Corporate BBB OAS (rhs)

…Athene is Well Prepared


"A" Rated
Across the Board¹
$2bn+
Excess Equity Capital²
$12.0bn
Statutory Capital
$7bn+
Deployable Capital³
ATHENE

Source: FactSet, Federal Reserve Economic Data (FRED)

1 Relates to Athene's primary insurance subsidiaries; represents ratings from AM Best, S&P, and Fitch. 2 As of December 31, 2019, pro forma for mark-to-market valuation on Apollo Operating Group (AOG) units as of March 23, 2020, as well as 1Q'20 share repurchase activity through March 23, 2020. 3 Includes pro forma excess equity capital of ~$2bn, untapped debt capacity of $2.5bn pro forma for repayment of $475mn of short-term FHLB related financing in 1H'20, and $2.6bn of undrawn third-party ACRA/ADIP capacity. Untapped debt capacity assumes capacity of 25% debt to capitalization and is subject to general availability and market conditions.

Athene's Playbook in the Current Environment

The foundation to future offensive maneuvers is a sound defense

ATHENE

1. *Protect our people*
2. *Serve as source of strength for policyholders and partners*
3. *Go long liquidity*
4. *Consistently analyze our investment portfolio*
5. *Prepare for offense*

Our People Are Our Most Valuable Asset

- ☑ Athene is focused on **protecting our employees** and their families and friends in the communities in which we live and work
- ☑ Athene's team of 1,336 employees remains **resilient and focused on executing**
- ☑ Converted to having most employees working from home **without deterioration in service**, and prepared to work 100% remotely if needed
- ☑ **Athene has a robust business continuity plan in place** which is working in tandem with Center for Disease Control (CDC) guidelines and government mandates
- ☑ Continuing to recruit to further bolster the team, with incremental **additions to our hiring goals**

Athene Remains a Source of Strength For the Industry

Focused on Servicing Our Clients and Partners

- Athene continues to serve our approximately 1 million policyholders and pension participants **at a high service standard**:
  - Ongoing new policy issuance
  - Fully operational call centers and customer service capabilities
  - Providing additional reinsurance capacity and servicing existing treaties
- Sales call center **maintaining service standards for our distribution partners**

Strong Organic Flows

- **Seeing strong flows in our products at target returns**, particularly retail fixed indexed annuities which offer principal protection amidst volatile markets
  - ATH has recorded more than $1 billion of retail sales in 1Q'20 to date
    - Significant uptick in average daily submissions for new policies[1]:


+123%
+64%
Last 30 Days
Last Week

  - Robust flow reinsurance activity continues, with $650 million of deposits in 1Q'20 to date

1 Increases compared to average daily submissions from January 1 through February 19, 2020.

Athene Has Substantial Liquidity at Hand

	Current Liquidity[1]	Available Liquidity[2]	Liquid Public Bond Portfolio[3]
Today	$3.5bn	$6.5bn	$35bn
Target	$5bn	$10bn	$35bn

1 Cash on hand ex-short term financing. 2 Includes cash on hand and various financing facilities. 3 As of December 31, 2019. Includes $2.3 billion of municipal, political subdivisions, and US and foreign government bonds. Disclaimer: Target liquidity is not a prediction, projection or guarantee of future liquidity. Information is based on estimates and assumptions and there is no guarantee that target liquidity levels will be realized.

Reminder of Athene's Investment Portfolio

Target superior long-term returns without assuming incremental credit risk

Overview

- **~50% of portfolio in corporate and government bonds**
- **$35+ billion of assets with a high degree of liquidity[1]**
  - ~$34 billion public corporate bonds
  - ~$2 billion municipal, political subdivisions, and US and foreign government bonds
- **Strong credit risk profile across portfolio**
  - 94% of AFS fixed maturity securities[2] rated NAIC 1 / 2
  - Diversified commercial and residential mortgages with low LTVs
  - Significant credit enhancement in structured products
  - Differentiated alternative investments that avoid binary outcomes

Investment Portfolio Composition



Cash & Equivalents 2%
CMBS 2%
Other[3] 2%
Alternatives 5%
ABS 9%
CLOs 9%
RMBS / RMLs 11%
CMLs 12%
Corporate & Gov't 49%
$117.5 billion[4]

Note: Net invested assets includes Athene's proportionate share of ACRA investments, based on Athene's economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. 1 As of December 31, 2019. 2 As of December 31, 2019, including related parties and ACRA noncontrolling interest. 3 Other includes short-term investments and equity securities. 4 Net invested assets as of December 31, 2019.

Reminder: Focus is on Principal Protection

Athene's Balance Sheet Paradigm


High Quality Credit Assets
Persistent Liabilities
Strong Capital Position

- ✓ Balance sheet subject to a "book value" versus "market value" framework
  - One exception is Alternatives, which are marked-to-market (~40% real-time and ~60% lagged 1-3 months)
- ✓ What ultimately matters is *credit,* not temporary mark-to-market fluctuations

Key Spotlight: Residential Mortgage Portfolio

Key Portfolio Facts

$12.9 billion of net invested assets

96%	15-25%	99%	61%
of RMBS Rated NAIC 1 / 2	RMBS Purchase Discount to Par	of RMLs "in good standing"	Average LTV Across Portfolio

Portfolio By Type



RML
35%
RMBS
65%

RMBS Portfolio By NAIC Rating



NAIC 2
5%
NAIC 3
4%
NAIC 4
1%
NAIC 5
0.1%
NAIC 6
0.2%
NAIC 1
91%

Athene's Borrower-Level LTVs: Then vs. Now



120%
110%
100%
90%
80%
70%
60%
50%
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20
Borrowers are better positioned today than they were heading into the 2008-09 crisis

Note: As of December 31, 2019.

Residential Mortgage: What Stresses Do We Look At?

Rigorous Approach to Stress Testing

We regularly stress the portfolio under historical recession events

Summary of Stress Scenario Assumptions

	Moderate Recession Scenario	Deep Recession Scenario
Home Prices vs Today	(3%)	(27%)
Peak Unemployment Rate	5.5% in two years	8.5% in two years

Illustrative OTTI Scenarios[1]

		Home Prices vs. Today				
		-5%	-10%	-15%	-20%	-25%
Unemployment Rate	5.6%	0.30%	0.51%	0.89%	1.42%	2.29%
	7.6%	0.39%	0.60%	1.00%	1.57%	2.48%
	9.6%	0.45%	0.68%	1.07%	1.68%	2.61%
	10.6%	0.47%	0.72%	1.12%	1.72%	2.66%

Note: As of March 20, 2020.
1 Assumes 24-month stress period. For illustrative purposes. 6 month delay, 12 months at the bottom, 6-month recovery.

Key Spotlight: CLO Portfolio

Ratings Profile on Athene's CLO Portfolio Has Improved With Proactive Repositioning

2015



B
1%
BB
19%
AAA/AA/A
33%
BBB
47%

80%
Investment Grade

2019



BB
1%
B
0.2%
CCC and Lower
0.1%
AAA/AA/A
57%
BBB
42%

98%
Investment Grade

Key Portfolio Stats[1]

$10.2bn
Net Invested Assets

98.6%
First Lien

Credit Enhancement: Athene CLOs vs. Market Average[1]



44%
49%
25%
30%
18%
21%
13%
14%
AAA
AA
A
BBB
Market
ATH

Athene
Par Wtd Avg

Driven by enhancement in credit quality



16%
21%
2015
2019

1 As of December 31, 2019.

ATHENE

CLO Portfolio Construction

Athene's CLO Portfolio Benefits from Post-Financial Crisis Market Enhancements

	Pre-Crisis Market	Post-Crisis Market	Athene[1]
First Lien Senior Secured Collateral	80-85%	90-97.5%	98.6%
CLO BBB Average Credit Enhancement	10.0%	12.6%	14.3%

1 As of December 31, 2019.

CLO Portfolio: Well Diversified Underlying Assets

Top Industry Exposures Underlying Athene's CLO Portfolio

No.	Industry	Portfolio	Cumulative
1	Healthcare & Pharmaceuticals	11%	11%
2	High Tech	9%	19%
3	Services: Business	8%	28%
4	Banking, Finance, Insurance & Real Estate	7%	35%
5	Telecommunications	4%	40%
6	Hotels, Gaming & Leisure	4%	44%
7	Beverage, Food & Tobacco	4%	48%
8	Media: Broadcasting & Subscription	4%	51%
9	Services: Consumer	3%	55%
10	Chemicals, Plastics & Rubber	3%	58%
11	Retail	3%	61%
12	Containers, Packaging & Glass	3%	64%
13	Automotive	3%	67%
14	Construction & Building	3%	69%
15	Capital Equipment	3%	72%
16	Aerospace & Defense	2%	74%
17	Consumer Goods: Non Durable	2%	76%
18	Energy: Oil & Gas	2%	78%
19	Media: Advertising, Printing & Publishing	2%	80%
20	Consumer Goods: Durable	2%	82%

Note: As of December 31, 2019.

- ✓ ***Resilient top exposures***
- ✓ ***Diversified Portfolio:*** *Top 10 industries = ~60% of portfolio*
- ✓ ***Limited energy exposure***

We Believe Athene's CLO Portfolio is Not Expected to See Loss of Principal Even in a Lehman-Like Scenario

- The portfolio is almost exclusively comprised of investment grade bonds that benefit from significant credit enhancement and portfolio diversification
  - We believe it would take a scenario more severe than the 2008 financial crisis to create a loss of principal in these bonds, per internal estimates



Default Rate: Rolling Twelve-Month S&P/LSTA Leverage Loan Index Defaults[1]
Credit Support at issuance, based on Assets
30%
25%
20%
15%
10%
5%
0%
Jan-99
Jul-00
Jan-02
Jul-03
Jan-05
Jul-06
Jan-08
Jul-09
Jan-11
Jul-12
Jan-14
Jul-15
Jan-17
Jul-18
Jan-20
Athene Current Par Weighted Average Credit Enhancement
Great Financial Crisis Losses
Loss Rate @ 65% Rec
Default Rate (by Issuer Count)
ATH Current Par Wtd Average

1 Source: LCD, Intex, S&P, Moody's, Wells Fargo Securities.

ATHENE

CLO Portfolio: What Stresses Do We Look At?

	Peak Default Rate	Minimum Recovery Rate	Estimated OTTI
Baseline Recession	14%	50%	< 70bps
Deep Recession *(Similar to 2008/09)*	18% (38% cumulative default)	45%	< 90bps

Note: As of March 16, 2020.

Key Spotlight: Commercial Mortgage Loan Portfolio

Key Portfolio Stats

$14.0 billion net invested assets

75%	97%	56%
First Mortgage	Rated CM1-3[1]	Weighted Avg LTV[2]

Portfolio Geography



Other
2%
Midwest
18%
West
29%
South
22%
Northeast
29%

Underlying Property Type



Self Storage
4%
Mixed Use
4%
Other
4%
Hotel
10%
Office
29%
Industrial
13%
Retail
18%
Residential
18%

Ratings Composition



CM 4
3%
CM 1-3
97%

Note: As of December 31, 2019.
1 Capital charge equivalent to NAIC 1-2 investment grade corporates. 2 Based on value at origination.

Commercial Mortgage Loans: Hotel Assets

Investment Philosophy

- **High-quality assets located in core markets as collateral:**
  - ✓ Owned by institutional sponsorship
  - ✓ Run by experienced national hotel brands/managers
- **Defensive basis:**
  - ✓ Low LTV positions often supported by fresh significant subordinate capital
- **Underwrite from a credit-first philosophy:**
  - ✓ Focus on basis, structure, market knowledge
- **Additional credit support:**
  - ✓ Often have third-party debt subordinate to Athene

Underlying Exposure[1]


Limited/Select Service 8%
Luxury 26%
Full Service 66%
~63% First Mortgage
~37% Subordinate

~$1.4 billion / 57% Weighted Average LTV[2]

1 As of December 31, 2019. 2 LTV based on value at origination.

Case Study: New York & Miami Hotels





Transaction Overview: In March 2017, Athene and Apollo credit vehicles purchased a ~$61 million senior mezzanine loan

Deal Details	Investment Philosophy
• Secured by two hotels in NYC, Miami	✓ Core market location
• Senior to junior mezzanine loan and significant sponsor equity	✓ Defensive basis ✓ Additional credit support
• Sponsor changed hotel management and prepared both properties for major renovations	✓ High quality assets with good management
• Sponsor signed sales contract for both hotels in late-2019 with valuations implying a **~54% LTV on Athene's position**	✓ Defensive basis

✓ ***Result:*** *senior mezzanine loan* ***repaid in full*** *on March 20, 2020*

Commercial Mortgage Loans: Retail Assets

Investment Philosophy

- **Stopped lending against regional malls:**
  - ✓ Athene stopped making loans secured by regional malls reflecting retail headwinds evident for the past few years
- **Reducing non-high street retail exposure:**
  - ✓ Started in early-2018 through repayments and position sales
- **Focus on lower-leverage high street retail opportunities:**
  - ✓ Recent retail investments have been lower-leverage
  - ✓ Secured by high street retail in markets such as Manhattan, Chicago, and Beverly Hills

Underlying Exposure[1]



Minimal ~1% of overall CML portfolio
Power Center 11%
Regional Mall 6%
~88% First Mortgage
~12% Subordinate
Community Center 29%
Strip Convenience 27%
High Street 27%

~$2.4 billion / 54% Weighted Average LTV[2]

1 As of December 31, 2019. 2 LTV based on value at origination.

Case Study: Rodeo Drive



TOM FORD
BALLY

Transaction Overview: In January 2019, Apollo originated a $160 million first mortgage on behalf of Athene

Deal Details	Investment Philosophy
• Secured by three luxury retail properties 100% leased on long-term, triple net basis	✓ Lower leverage ✓ High street retail
• Property on Rodeo Drive in Beverly Hills	✓ One of most sought-after locations for luxury retail
• ~61% LTV at origination	✓ Defensive basis
• One-year interest only period followed by 30-year amortization • No free cash flow expected to be returned to sponsor for majority of term	✓ Favorable loan characteristics

CML Portfolio: What Stresses Do We Look At?

- ✓ **Predominately senior positions in the capital stack**
  - ~75% of the CML portfolio consists of senior positions at a conservative average LTV of ~55%
- ✓ **Subordinate debt consists of senior mezzanine positions**
  - Generally at same LTV as first mortgages
  - Significant subordinate debt and equity from institutional sponsors
- ✓ **Hard asset class secured by tangible property**
  - Real estate has historically preserved significant value over economic cycles and provides downside protection
- ✓ **Focused on LTV**
  - Weighted average first mortgage LTV of ~55%
  - Weighted average subordinate LTV of ~61%
- ✓ **Well positioned to take advantage of liquidity events**
  - Well-capitalized investors such as Athene have the ability to take over a troubled property at an attractive valuation and capitalize on rising property values when the market recovers

We believe Athene's weighted average CML LTV of ~56% could withstand sustained value declines of ~7% more than Great Financial Crisis peak-to-trough declines

Commercial Property Price Index (CPPI) of CRE Sector[1]



180
160
140
120
100
80
60
40
20
0
Exceeded pre-crisis values after recovery
Values declined ~37% peak-to-trough during Great Financial Crisis
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19

Industry-Wide Average CRE Loan-to-Value[2]



75%
70%
65%
60%
55%
50%
45%
70%
65%
61% 61%
63% 64% 64%
66%
64% 63%
59% 60% 59%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
CRE Industry LTV Averages
Athene 2019 CML Portfolio Weighted Average LTV

Note: Data as of December 31, 2019
1 Source: Green Street Advisors. Includes all commercial real estate property types. 2 Source: Real Capital Analytics.

Risk Management is Embedded in Everything We Do

The goal of risk management is to manage Athene's risks such that it can grow profitably across various markets



- Robust risk management framework and procedures
- Risk appetite is to avoid ratings downgrades in a typical recession scenario, and maintain investment grade ratings in a deep recession scenario similar to 2008/2009
- Risk strategy, investment, ALM and liquidity compliance policies at the Board and Management levels
- Risk team plays a key role in assessing inorganic opportunities
- Stress testing plays a key role in defining risk appetite
- Stress tests are performed on both sides of the balance sheet including Recession and Deep Recession cases

Stress Assumptions Are Within the Range of Past Market Experience

	Athene Assumptions		Sample Historical Recession Data Peak to Trough for Calendar Year				Current Market Environment[1]
	Baseline Recession Scenario	Deep Recession Scenario	1990	2001	2008	Euro 2016	Year to Date
10 Yr US Treasury Yield	Down 60%	Down 83%	Up 4%	Down 21%	Down 43%	Down 84%[2]	Down 59%
Absolute Spreads (BBB / B)	279bps / 802bps	636bps / 1,789bps	240bps / NA	318bps / 1,083bps	642bps / 1,913bps	317bps / 876bps	488bps / 1,189bps
Equity Markets[3]	(25%)	(49%)	(20%)	(30%)	(49%)	(12%)	(31%)
Key Levers Driving OTTI: FI Defaults (BBB / B)	0.70% / 12.9%	1.4% / 13.7%	0.30% / 13.7%	1.01% / 9.2%	0.9% / 7.1%	0.0% / 2.4%	0.0% / 1.3% (Last 12 months)
Key Levers Driving OTTI: Housing Price (Peak to Trough)	(3%)	(27%)	(3%)	No Decline	(33%)	No Decline	Up 4%[4]

Source: Spread - Government OAS per ICE BofA US Corporate Index from Bloomberg, C0A4 for BBB rating and H0A2 for B rating. FI Default - Trailing 12 month US bond default rates as of the end of February 2020, per February 2020 Default Report from Moody's Investor Services.

Note: Athene Baseline Recession Scenario assumptions are unchanged from those shared in the 2018 Athene Investor Day materials. There is no guarantee that Athene will be able to replicate actual historical recession experience under current market conditions or during future recessions. 1 Current market environment as of March 23, 2020. 2 German 10-year bund yield. 3 Primarily for representative purposes. Stress scenarios apply customized stresses as relevant for Alternatives sub-categories. 4 Trailing 12 months CoreLogic National HPI increased by 4.0% as of Jan 2020.

Stress Scenario Results are Manageable

Baseline recession scenario losses more than covered by one year's earnings
even without intervening management actions

Athene's Earnings Mute Impacts of Stress
(in billions)

Asset Class	Baseline Recession Scenario OTTI Estimate	Deep Recession Scenario OTTI Estimate	YE'19 Portfolio Allocation
Corporate & Gov't	($0.3)	($0.5)	49%
Residential Mortgage (RML / RMBS)	($0.2)	($0.6)	11%
Commercial Mortgage (CML / CMBS)	($0.1)	($0.2)	14%
Other Structured Assets (CLO / ABS)	($0.0)	($0.1)	18%
Alternatives[1]	($0.8)	($1.4)	5%
Other[2]	($0.0)	($0.0)	4%
Subtotal (OTTI)[2]	**($1.4)**	**($2.8)**	
DAC / Tax Offset	$0.4	$0.8	
Net Impact on Earnings	**($1.0)**	**($2.0)**	
2019 Adjusted Operating Income	**$1.3**		

Note: Stress results assumed to occur instantaneously. Results are peak to trough OTTI estimates, with no management actions assumed. 1 Excludes Athene's investment in Apollo Operating Group (AOG) units. 2 "Other" includes Equities, Preferred Stock, Cash and Derivatives. 2 Total loss estimate is based upon a single scenario involving a discrete set of assumptions regarding economic conditions. Actual economic conditions in a stressed environments may differ significantly from those assumed and actual loss experience may differ from the estimate presented above and such difference could be material.

We Believe Our Differentiated Model Should Enable Us to Emerge From the Current Environment Even Stronger

Built to Drive Shareholder Value

Superior investment capabilities in partnership with Apollo

+

Disciplined underwriting driving low cost of funds and efficient structure

Targeted Mid-to-High Teens ROE and Leading Compound Growth in Adjusted Book Value Per Share

Well Positioned for the "Fat Pitch"


$125bn
~$7bn+
Strong deployable capital position supercharged by ACRA
$90bn+
Gross Invested Assets
Today's Deployable Capital (ATH + ACRA)
Dislocation Opportunity

Note: Gross invested assets includes ADIP third party investors' proportionate share of ACRA.

Appendix I:
Energy and Aircraft Portfolio Overview

Key Spotlight: Energy Portfolio

Overview

- ~6% of Athene's gross invested assets
- 92% rated NAIC 1 or 2
- Well-diversified portfolio
  - Top-20 energy exposures < 3% of AUM
- Top two individual energy holdings are Enterprise Products and Halliburton Company
  - Both investment grade
  - Cumulatively <1% of Athene's AUM

Composition of Energy Assets[1]



Equities 1%
Preferred Stock 0.1%
Alternatives 5%
Emerging Markets 7%
Corporates - Private 23%
Corporates 64%

Focus on Midstream is an Area of Strength

% Midstream



46%
56%
June '16
2019

- Within the midstream segment, Athene's portfolio is weighted toward large-cap companies that own critical infrastructure assets
  - ✓ Long-haul pipelines are difficult to replace
  - ✓ These assets are essential to the residential, commercial, industrial and governmental sectors
  - ✓ They often have long-term contracts or cost-of-service rates
  - ✓ These pipelines are typically demand driven by customers that include regulated utilities, large industrial companies and refineries
- As a result, Athene's midstream portfolio is relatively **well-insulated** from fluctuations in commodity prices

Note: As of December 31, 2019 unless noted otherwise. 1 As of February 28, 2020.

Key Spotlight: Aircraft Portfolio

- Aircraft ABS assets of $2.6bn[1] accounts for ~2% of Athene's gross invested assets
- Alternative aircraft assets of ~$600mn with around half from PK AirFinance transaction which closed December 2019

PK AirFinance (~50% of total aircraft assets)

Value of Underlying Aircraft Collateral: $6.5bn[2]

LTV on Look-Through Basis

Attachment Point	Detachment Point
56%	100%
31%	56%
0%	31%



$2.9
Airline / Lessor aircraft-level equity (First-loss position)
$1.6
Athene's investment
$2.0
Senior Lenders

- ✓ **Mid-50s LTV to metal value of underlying portfolio**
- ✓ **Significant amortization of underlying loans provides strong cash flow**
- ✓ **De minimus downside cash-need**
  - Base case portfolio cash flows are 15x+ quarterly cash expenses
- ✓ **$500mn undrawn senior commitments**

Non-PK Aircraft ABS (~50% of total aircraft assets)

By Rating



NAIC 3
4%
NAIC 2
21%
NAIC 1
75%

- ✓ **Highly rated portfolio**
  - 96% NAIC 1 / 2
- ✓ **Generally backed by aircraft lease portfolios which benefit from ownership of underlying hard assets**

Note: LTVs to metal value are based on Ascend. 1 As of December 31, 2019. 2 Represents Athene's pro rata share of collateral based on share of each loan (~83% of total principal) plus ~$0.1bn of cash; excludes all loans held at Luxembourg entity (approximately $60mn of assets), which has not closed/funded yet.

Appendix II:
Non-GAAP Reconciliations

Non-GAAP Measure Reconciliations

RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS	
(In millions)	December 31, 2019
Total investments including related parties	$ 129,845
Derivative assets	(2,888)
Cash and cash equivalents (including restricted cash)	4,639
Accrued investment income	807
Payables for collateral on derivatives	(2,743)
Reinsurance funds withheld and modified coinsurance	(1,440)
VIE and VOE assets, liabilities and noncontrolling interest	730
Unrealized (gains)/losses	(4,095)
Ceded policy loans	(235)
Net investment receivables (payables)	(57)
Total adjustments to arrive at gross invested assets	(5,282)
Gross invested assets	124,563
ACRA noncontrolling interest	(7,077)
Net invested assets	$ 117,486

RECONCILIATION OF NET INCOME AVAILABLE TO AHL COMMON SHAREHOLDERS TO ADJUSTED OPERATING INCOME AVAILABLE TO COMMON SHAREHOLDERS	
(In millions)	December 31, 2019
Net income available to AHL common shareholders	$ 2,136
Non-operating adjustments	
Investment gains (losses), net of offsets	994
Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	(65)
Integration, restructuring and other non-operating expenses	(70)
Stock compensation expense	(12)
Income tax (expense) benefit - non-operating	-
Less: Total non-operating adjustments	847
Adjusted operating income available to common shareholders	$ 1,289